Exhibit 23.2

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-3 No. 333-222187) of Pennsylvania Real Estate Investment Trust;
(2) Registration Statement (Form S-3 No. 333-222189) of Pennsylvania Real Estate Investment Trust;
(3) Registration Statement (Form S-3 No. 333-169488, as amended) of Pennsylvania Real Estate Investment Trust;
(4) Registration Statement (Form S-3 No. 333-144607) of Pennsylvania Real Estate Investment Trust;
(5) Registration Statement (Form S-3 No. 333-144606) of Pennsylvania Real Estate Investment Trust;
(6) Registration Statement (Form S-3 No. 333-121962, as amended) of Pennsylvania Real Estate Investment Trust;
(7) Registration Statement (Form S-3 No. 333-110926) of Pennsylvania Real Estate Investment Trust;
(8) Registration Statement (Form S-3 No. 333-109849) of Pennsylvania Real Estate Investment Trust;
(9) Registration Statement (Form S-3 No. 333-109848) of Pennsylvania Real Estate Investment Trust;
(10) Registration Statement (Form S-3 No. 333-97337) of Pennsylvania Real Estate Investment Trust;
(11) Registration Statement (Form S-3 No. 333-36626) of Pennsylvania Real Estate Investment Trust;
(12) Registration Statement (Form S-3 No. 333-74693) of Pennsylvania Real Estate Investment Trust;
(13) Registration Statement (Form S-3 No. 333-74695) of Pennsylvania Real Estate Investment Trust;
(14) Registration Statement (Form S-3 No. 333-70157, as amended) of Pennsylvania Real Estate Investment Trust;
(15) Registration Statement (Form S-3 No. 333-48917, as amended) of Pennsylvania Real Estate Investment Trust;
(16) Registration Statement (Form S-8 No. 333-183480) of Pennsylvania Real Estate Investment Trust;
(17) Registration Statement (Form S-8 No. 333-169487) of Pennsylvania Real Estate Investment Trust;
(18) Registration Statement (Form S-8 No. 333-148237) of Pennsylvania Real Estate Investment Trust;
(19) Registration Statement (Form S-8 No. 333-103116) of Pennsylvania Real Estate Investment Trust;
(20) Registration Statement (Form S-8 No. 333-97677) of Pennsylvania Real Estate Investment Trust;
(21) Registration Statement (Form S-8 No. 333-69877) of Pennsylvania Real Estate Investment Trust;
(22) Registration Statement (Form S-8 No. 33-59767) of Pennsylvania Real Estate Investment Trust;
(23) Registration Statement (Form S-8 No. 33-59771) of Pennsylvania Real Estate Investment Trust; and,
(24) Registration Statement (Form S-8 No. 33-59773) of Pennsylvania Real Estate Investment Trust;

of our report dated February 13, 2017, with respect to the consolidated financial statements of Lehigh Valley Associates and Subsidiary, included in this Form 10-K/A of Pennsylvania Real Estate Investment Trust for the year ended December 31, 2017.

/s/ Ernst & Young LLP

Indianapolis, Indiana
March 27, 2018